[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.5(b)

AMENDMENT NO. 1 TO ADMINISTRATIVE SERVICES AGREEMENT

This Amendment No. 1 to Administrative Services Agreement (this “Amendment”) is effective as of April 6, 2021 (the “Amendment Effective Date”) and is entered into between Omada Health, Inc. (“Omada”) and Cigna Health and Life Insurance Company (“CHLIC”).

WHEREAS, Omada and CHLIC are parties to an Administrative Services Agreement, effective January 1, 2020 (the “Admin Agreement”); and

WHEREAS, Omada and CHLIC wish to amend the Admin Agreement, pursuant to Section 7.08 of the Admin Agreement, to reflect changes that have arisen subsequent to the effective date of the Admin Agreement;

NOW THEREFORE, Omada and CHLIC hereby agree to amend the Admin Agreement as follows:

1.	Interpretation. Capitalized terms used in this Amendment but not defined herein shall have the respective meanings set forth in the Admin Agreement.

2.	Amendments.

2.1 All references in the Admin Agreement (including any annexes or exhibits attached thereto) to “Type 2 Program” shall be deleted and replaced by references to “Diabetes Program” and all references to “type 2 diabetes” shall be deleted and replaced by references to “type 1 or type 2 diabetes.” Capitalized terms used in the Administrative Services Agreement that refer to the meaning given those terms in Statement of Work No. 1 (CW2318269) to the Master Services Agreement ([***]), including any Exhibit thereto (the “SOW”) shall have the meaning set forth in the SOW as amended to date.

2.2 The bulleted paragraph entitled “Hypertension Program” in Section 5.01 (CHLIC’s Compensation) of the Admin Agreement is hereby amended and restated in its entirety as follows:

“Hypertension Program. For each Covered Member who enrolls in the Hypertension Program, beginning on the Enrolled Participant’s Program Start Date [***] thereafter, Omada shall pay CHLIC a fee of [***] (provided that the [***] under the Agreement) until the [***]. For the avoidance of doubt, the Fees set forth herein do not apply to Enrolled Participants in the DPP+Hypertension Program (as defined in Statement of Work No. 1 to the Agreement). (Omada shall pay CHLIC for Enrolled Participants in the DPP+Hypertension Program pursuant to the terms set forth in the Ancillary Services Agreement by and between Omada and Cigna Health Corporation dated May 31, 2018.)”

2.3 The bulleted paragraph entitled “Type 2 Program” in Section 5.01 (CHLIC’s Compensation) of the Admin Agreement is hereby amended and restated in its entirety as follows:

“Diabetes Program. For each Covered Member who enrolls in the Diabetes Program, beginning on the Enrolled Participant’s Program Start Date [***] thereafter, Omada shall pay CHLIC a fee of [***] (provided that the [***] under the Agreement) until the [***].”

2.4 The bulleted paragraph entitled “Bundled Program” in Section 5.01 (CHLIC’s Compensation) of the Admin Agreement is hereby amended and restated in its entirety as follows:

“Bundled Program. For each Covered Member who enrolls in the Bundled Program, beginning on the Enrolled Participant’s Program Start Date [***] thereafter, Omada shall pay CHLIC a fee of [***] (provided that the [***] under the Agreement) until the [***].”

3.	Incorporation and Ratification of Agreement. Except as set forth herein, the Admin Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives.

CIGNA HEALTH AND LIFE INSURANCE COMPANY	OMADA HEALTH, INC.

Signature: /s/ Dawn Salan	Signature: /s/ Sean Duffy
Print Name: Dawn Salan	Print Name: Sean Duffy
Title: Managing Director, GP & TPM	Title: Chief Executive Officer

Date: 4/7/2021 | 16:26 PM PDT	Date: 4/6/2021 | 11:28 AM PDT